EXHIBIT 1


                           JOINT FILING AGREEMENT

          This will confirm the agreement by and among all the undersigned that the Schedule 13G filed on or about this date and any further amendments to the Schedule 13G with respect to beneficial ownership by the undersigned of shares of the Common Stock, par value $0.001 per share, of Keynote Systems, Inc., are being filed on behalf of each of the undersigned in accordance with Rule 13D-1(k)(1) under the Securities Exchange Act of 1934. This agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

Dated:  February 9, 2000


                                 GENERAL ELECTRIC CAPITAL CORPORATION

                                 By: /s/ Michael E. Pralle
                                     ---------------------------
                                     Name:   Michael E. Pralle
                                     Title:  Vice President

                                 GE CAPITAL EQUITY INVESTMENTS, INC.

                                 By: /s/ Michael E. Pralle
                                     ---------------------------
                                     Name:   Michael E. Pralle
                                     Title:  President/ General Manager

                                 GENERAL   ELECTRIC  CAPITAL SERVICES, INC.

                                 By: /s/ Michael E. Pralle
                                     ---------------------------
                                     Name:   Michael E. Pralle
                                     Title:  Attorney-in-fact*

                                 GENERAL ELECTRIC COMPANY

                                 By: /s/ Michael E. Pralle
                                     ---------------------------
                                     Name:   Michael E. Pralle
                                     Title:  Attorney-in-fact*


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*   Pursuant to a Power of Attorney attached as Exhibit 2 to this Schedule 13G.